UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-5567
                                                      --------

                     Colonial Intermediate High Income Fund
                   ------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                      -------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3698
                                                           --------------

                   Date of fiscal year end: November 30, 2005
                                            -----------------

                   Date of reporting period: November 30, 2005
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS


                                [GRAPHIC OMMITED]

COLONIAL INTERMEDIATE HIGH INCOME FUND      ANNUAL REPORT

  NOVEMBER 30, 2005


----------------------------
Not Fdic | May Lose Value
Insured   ------------------
         | No Bank Guarantee
----------------------------

PRESIDENT'S MESSAGE

The views expressed in the President's Letter and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Colonial Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Colonial Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Dear Shareholder:

The US financial markets withstood a host of unfavorable factors to deliver a year of positive investment returns. Record energy prices took a significant bite out of household budgets and raised operating costs for industry. Higher short-term interest rates made borrowing more expensive. Two catastrophic hurricanes exacted an enormous personal toll from Americans living in the Gulf
Coast: the storms claimed lives, disrupted energy flows and dealt a sharp blow to local job markets. Yet, the US economy moved ahead at a healthy pace during the 12-month period that began December 1, 2004 and ended November 30, 2005.

FIXED INCOME MARKETS DELIVERED MODEST GAINS

In this environment, the US fixed income markets delivered positive but modest returns. Short-term interest rates rose steadily as the Federal Reserve Board raised a key intrabank lending rate. Longer-term rates remained low during most of the year. However, the yield on the 10-year US Treasury note, a bellwether for the bond market edged up to 4.5% by the end of this reporting period. In this environment, most domestic bond market sectors delivered low single-digit returns. Generally, high-yield bonds continued to perform well despite a setback in the spring, when bonds of certain high profile companies were downgraded. However, municipal bonds generally performed better than high yield bonds--even before accounting for their tax-exempt status--as state revenues increased and budgets stabilized.

In the pages that follow, your fund's manager discusses key factors that influenced performance. We urge you to read this report carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Colonial Funds.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
President, Columbia Funds

Christopher L. Wilson is Head of Mutual Funds for Columbia Management and President of Columbia Funds, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services.

Chris joined Bank of America in August 2004.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

For the 12-month period ended November 30, 2005, Colonial Intermediate High Income Fund returned negative 1.63%, based on its market price. The fund returned 1.39% based on investment at net asset value. The average return of the Lipper High Current Yield Funds (Leveraged) Category was 3.35%. 1 We believe this shortfall can be attributed to the fund's larger exposure to the higher-risk segment of the high-yield market, which came under increasing pressure during the 12-month period.

Despite steady economic growth and historically low corporate default rates--an environment that would ordinarily translate into strong demand for lower-quality bonds--market sentiment turned negative amid highly publicized financial difficulties within the automotive sector. In the wake of credit downgrades at Ford (which was not in the portfolio) and General Motors (1.3% of total investments) 2, investors became more cautious about assuming the risks inherent in securities rated CCC or lower, a category in which the fund had considerable investments at the beginning of the period. As market leadership shifted toward higher quality names, we reduced our commitment to the CCC category from 28.0% at the beginning of the period to just 18.5% at the end of the period.

When Ford Motor Credit and GM lost their investment-grade status, they immediately became the largest issuers in the high-yield market. The fund established initial positions in both credits, taking a cautious stance. While automotive companies face significant operational challenges in the years ahead, we believe that Ford and GM bonds enjoy some credit protection in the form of profitable finance subsidiaries, which, in theory, could be spun off from their respective parent companies. Because these bonds are unusually liquid, we believe that we will be able to adjust our holdings as circumstances warrant.

Another development that negatively impacted the fund was increasing interest rates on the fund's Term Loan and Revolving Loan. The fund enhances returns by borrowing money to invest in high-yield securities at higher rates than its cost of funds. As interest rates rose during the year, this had the impact of increasing the fund's expenses for interest payments on these loans. This was not fully offset by increased income from the fund's investments as the short-term interest rates on the fund's loans rose faster than the long-term yields on the fund's investments.

(Sidebar)

PRICE PER SHARE
AS OF 11/30/05 ($)

Market price                        3.15
----------------------------------------
Net asset value                     3.60
----------------------------------------

1-YEAR TOTAL RETURN
AS OF 11/30/05 (%)*

Market price                       -1.63
----------------------------------------
Net asset value                     1.39
----------------------------------------
Lipper High Current
Yield Funds (Leveraged)
Category average                    3.35
----------------------------------------
All results shown assume
reinvestment of distributions.

DISTRIBUTIONS DECLARED PER SHARE
12/01/04-11/30/05 ($)
                                    0.32
----------------------------------------

QUALITY BREAKDOWN
AS OF 11/30/05 (%)

BBB                                  0.6
----------------------------------------
BB                                  19.0
----------------------------------------
B                                   49.1
----------------------------------------
CCC                                 18.5
----------------------------------------
CC                                   1.2
----------------------------------------
Non-rated                            0.1
----------------------------------------
Equity, Preferred Stocks             3.5
----------------------------------------
Cash equivalents                     8.0
----------------------------------------

TOP 10 CORPORATE ISSUERS
AS OF 11/30/05 (%)

Qwest                                2.3
----------------------------------------
El Paso**                            2.2
----------------------------------------
General Motors                       1.3
----------------------------------------
Williams Companies                   1.0
----------------------------------------
Spanish Broadcasting
 System                              1.0
----------------------------------------
Charter Communications               1.0
----------------------------------------
Pinnacle Entertainment               1.0
----------------------------------------
MedQuest**                           0.9
----------------------------------------
Allied Waste North
 America                             0.9
----------------------------------------
Owens-Brockway Glass
 Container                           0.8
----------------------------------------

Quality breakdown and corporate issuers are calculated as a percentage of total investments. Ratings shown in the quality breakdowns represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings, Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

___________________
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2     Holdings are disclosed as of November 30, 2005, and are subject to change.

*     See Page 24 for long term returns based on market price.

**    Includes affiliated companies.

                                                                             | 1

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT (CONTINUED)
--------------------------------------------------------------------------------

WIRELESS, ENERGY AND UTILITY SECTORS GENERATED SOLID RETURNS

Some of the fund's best performers were in the wireless, energy and other utility sectors. The wireless telecom sector exhibited strong growth and also benefited from ongoing industry consolidation. As a result, fund holdings Nextel, Western Wireless, US Unwired and Alamosa PCS were all involved in acquisitions by investment grade companies. Energy and other utility companies posted unusually robust operating results, boosted by sustained high prices for oil and gas. The fund added to its positions in companies such as Chesapeake Energy Corp. and The Williams Companies, Inc. (0.5% and 1.0% of total investments, respectively).

AIRLINES, PAPER AND PACKAGING AND CABLE TELEVISION SECTORS WERE DISAPPOINTMENTS

Returns on certain airline bonds were disappointing, as the industry was besieged by higher oil prices as well as ongoing labor difficulties. Although we sold the fund's Delta Air Lines, Inc. bonds well before the company's bankruptcy filing, we sustained a loss on the transaction, as we did on our sale of Northwest later in the period. In the paper and packaging industry, companies were hurt by their inability to pass on higher costs and also by a strong Canadian dollar. Cable television bonds were weak performers because of intensifying competition and steadily increasing debt levels. We reduced our position in Charter Communications, Inc. (1.0% of total investments) following the announcement of a debt exchange offer, a move that minimized the near-term impact to the fund.

LOOKING AHEAD

Our outlook for the high-yield market remains cautiously optimistic. We expect solid economic growth and modest inflation in 2006. Even more important, we expect the Federal Reserve to halt its short-term interest rate hikes sometime in the first half of 2006. The resulting environment may be favorable to high-yield bonds. However, we have taken a neutral stance toward the market because we believe that prevailing prices already reflect these positive prospects.


/s/ Gregg R. Smalley          /s/ Kevin L. Cronk          /s/ Thomas A. LaPointe

Gregg R. Smalley              Kevin L. Cronk              Thomas A. LaPointe

Gregg R. Smalley, CFA, has managed Colonial Intermediate High Income Fund since June 2000 and has been with the advisor or its predecessors or affiliate organizations since August 1997.

Kevin L. Cronk, CFA, has co-managed the fund since February 2003 and has been with the advisor or its predecessors or affiliate organizations since August 1999.

Thomas A. LaPointe, CFA, has co-managed the fund since February 2003 and has been with the advisor or its predecessors or affiliate organizations since February 1999.

2 |

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT (CONTINUED)
--------------------------------------------------------------------------------

SHARES OF CLOSED-END FUNDS FREQUENTLY TRADE AT A DISCOUNT TO NET ASSET VALUE. THE PRICE OF THE FUND'S SHARES IS DETERMINED BY A NUMBER OF FACTORS, SEVERAL OF WHICH ARE BEYOND THE CONTROL OF THE FUND. THEREFORE, THE FUND CANNOT PREDICT WHETHER ITS SHARES WILL TRADE AT, BELOW OR ABOVE NET ASSET VALUE.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

                                                                             | 3

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES - 118.2%                                 PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
BASIC MATERIALS - 10.9%
CHEMICALS - 6.2%
AGRICULTURAL CHEMICALS - 1.9%
IMC Global, Inc.
   10.875% 08/01/13                                    310,000          360,375
Terra Capital, Inc.
   12.875% 10/15/08                                    420,000          489,300
UAP Holding Corp.
   (a) 07/15/12
   (10.750% 01/15/08)                                  295,000          253,700
United Agri Products
   8.250% 12/15/11                                     321,000          335,445
                                                                    -----------
                                                                      1,438,820
                                                                    -----------

CHEMICALS-DIVERSIFIED - 3.7%
BCP Crystal US Holdings Corp.
   9.625% 06/15/14                                     215,000          238,650
EquiStar Chemicals LP
   10.625% 05/01/11                                    315,000          348,863
Huntsman International LLC
   7.375% 01/01/15(b)                                  260,000          250,900
Huntsman LLC
   11.500% 07/15/12                                    310,000          350,300
Innophos Investments Holdings, Inc., PIK
   12.340% 02/15/15(b)(c)                              207,248          195,230
Lyondell Chemical Co.
   9.625% 05/01/07                                     340,000          357,000
Nell AF SARL
   8.375% 08/15/15(b)                                  180,000          176,400
   8.375% 08/15/15(b)                    EUR           160,000          188,640
NOVA Chemicals Corp.
   6.500% 01/15/12                       USD           410,000          400,775
   7.561% 11/15/13(b)(c)                               255,000          260,100
                                                                    -----------
                                                                      2,766,858
                                                                    -----------

CHEMICALS-SPECIALTY - 0.6%
Rhodia SA
   8.875% 06/01/11                                     460,000          466,900
                                                                    -----------
                                                                        466,900
                                                                    -----------
                                               Chemicals Total        4,672,578
                                                                    -----------

FOREST PRODUCTS & PAPER - 3.8%
FORESTRY - 0.4%
Millar Western Forest Products Ltd.
   7.750% 11/15/13                                     150,000          115,500
Tembec Industries, Inc.
   8.500% 02/01/11                                     330,000          199,650
                                                                    -----------
                                                                        315,150
                                                                    -----------

PAPER & RELATED PRODUCTS - 3.4%
Abitibi-Consolidated, Inc.
   8.375% 04/01/15                                     260,000          252,200
Boise Cascade LLC
   7.025% 10/15/12(c)                                  315,000          308,700
   7.125% 10/15/14                                     190,000          174,800

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
Buckeye Technologies, Inc.
   8.500% 10/01/13                                      60,000           60,000
Caraustar Industries, Inc.
   9.875% 04/01/11                                     235,000          235,588
Georgia-Pacific Corp.
   8.000% 01/15/24                                     705,000          682,087
Neenah Paper, Inc.
   7.375% 11/15/14                                     130,000          115,700
Newark Group, Inc.
   9.750% 03/15/14                                     370,000          325,600
NewPage Corp.
   10.000% 05/01/12                                    240,000          234,600
Norske Skog
   8.625% 06/15/11                                     190,000          185,725
                                                                    -----------
                                                                      2,575,000
                                                                    -----------
                                 Forest Products & Paper Total        2,890,150
                                                                    -----------

IRON/STEEL - 0.8%
STEEL-PRODUCERS - 0.2%
Steel Dynamics, Inc.
   9.500% 03/15/09                                     160,000          168,600
                                                                    -----------
                                                                        168,600
                                                                    -----------

STEEL-SPECIALTY - 0.6%
UCAR Finance, Inc.
   10.250% 02/15/12                                    405,000          428,288
                                                                    -----------
                                                                        428,288
                                                                    -----------
                                              Iron/Steel Total          596,888
                                                                    -----------

METALS & MINING - 0.1%
MINING SERVICES - 0.1%
Hudson Bay Mining & Smelting Co., Ltd.
   9.625% 01/15/12                                     105,000          111,563
                                                                    -----------
                                                                        111,563
                                                                    -----------
                                         Metals & Mining Total          111,563
                                                                    -----------
                                         BASIC MATERIALS TOTAL        8,271,179
                                                                    -----------

-------------------------------------------------------------------------------
COMMUNICATIONS - 24.8%
MEDIA - 9.9%
BROADCAST SERVICES/PROGRAMS - 0.3%
Fisher Communications, Inc.
   8.625% 09/15/14                                     190,000          200,450
                                                                    -----------
                                                                        200,450
                                                                    -----------

CABLE TV - 4.2%
Atlantic Broadband Finance LLC
   9.375% 01/15/14                                     390,000          351,975
Charter Communications Holdings II LLC
   10.250% 09/15/10                                    290,000          290,000
Charter Communications Holdings LLC
   9.920% 04/01/14(b)                                1,210,000          756,250
CSC Holdings, Inc.
   6.750% 04/15/12(b)                                  185,000          176,213
   7.625% 04/01/11                                     690,000          688,275

4 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
COMMUNICATIONS - (CONTINUED)
MEDIA - (CONTINUED)
CABLE TV - (CONTINUED)
EchoStar DBS Corp.
   6.625% 10/01/14                                     390,000          376,350
Insight Midwest LP
   9.750% 10/01/09                                     195,000          201,337
Pegasus Satellite Communications, Inc.
   11.250% 01/15/10(b)(d)                              435,000           43,500
Telenet Group Holding NV
   (a) 06/15/14
   (11.500% 12/15/08)(b)                               343,000          273,971
                                                                    -----------
                                                                      3,157,871
                                                                    -----------

MULTIMEDIA - 1.4%
Advanstar Communications, Inc.
   15.000% 10/15/11                                    310,000          324,725
Haights Cross Operating Co.
   11.750% 08/15/11                                    120,000          130,200
Lamar Media Corp.
   6.625% 08/15/15(b)                                  310,000          311,550
Quebecor Media, Inc.
   11.125% 07/15/11                                    290,000          313,925
                                                                    -----------
                                                                      1,080,400
                                                                    -----------

PUBLISHING-NEWSPAPERS - 0.4%
Hollinger, Inc.
   11.875% 03/01/11(b)                                 122,000          122,000
   12.875% 03/01/11(b)                                 177,000          186,735
                                                                    -----------
                                                                        308,735
                                                                    -----------

PUBLISHING-PERIODICALS - 2.2%
Dex Media West LLC
   9.875% 08/15/13                                     624,000          694,980
Dex Media, Inc.
   (a) 11/15/13
   (9.000% 11/15/08)                                   250,000          197,500
PriMedia, Inc.
   8.875% 05/15/11                                     530,000          510,125
WDAC Subsidiary Corp.
   8.375% 12/01/14(b)                                  290,000          278,400
                                                                    -----------
                                                                      1,681,005
                                                                    -----------

TELEVISION - 1.4%
LIN Television Corp.
   6.500% 05/15/13(b)                                   95,000           91,438
Paxson Communications Corp.
   (a) 01/15/09
   (12.250% 01/15/06)                                  375,000          386,719
   10.750% 07/15/08                                    105,000          107,887
Sinclair Broadcast Group, Inc.
   8.750% 12/15/11                                     450,000          475,875
                                                                    -----------
                                                                      1,061,919
                                                                    -----------
                                                   Media Total        7,490,380
                                                                    -----------

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 14.9%
CELLULAR TELECOMMUNICATIONS - 5.7%
American Cellular Corp.
   10.000% 08/01/11                                    365,000          396,025
Digicel Ltd.
   9.250% 09/01/12(b)                                  340,000          350,200
Dobson Cellular Systems, Inc.
   8.375% 11/01/11                                     390,000          413,400
Horizon PCS, Inc.
   11.375% 07/15/12                                    190,000          218,975
iPCS Escrow Co.
   11.500% 05/01/12                                    170,000          195,925
Nextel Communications, Inc.
   7.375% 08/01/15                                     315,000          331,046
Nextel Partners, Inc.
   8.125% 07/01/11                                     390,000          418,275
Rogers Cantel, Inc.
   9.750% 06/01/16                                     385,000          460,075
Rogers Wireless, Inc.
   8.000% 12/15/12                                     225,000          238,500
Rural Cellular Corp.
   8.250% 03/15/12                                     320,000          335,200
   9.750% 01/15/10                                      65,000           65,163
   10.041% 11/01/12(b)(c)                              285,000          283,575
US Unwired, Inc.
   10.000% 06/15/12                                    500,000          568,750
                                                                    -----------
                                                                      4,275,109
                                                                    -----------

SATELLITE TELECOMMUNICATIONS - 1.9%
Inmarsat Finance II PLC
   (a) 11/15/12
   (10.375% 11/15/08)                                  425,000          345,844
Intelsat Bermuda Ltd.
   8.250% 01/15/13(b)                                  640,000          638,400
PanAmSat Corp.
   9.000% 08/15/14                                     226,000          237,582
Zeus Special Subsidiary Ltd.
   (a) 02/01/15
   (9.250% 02/01/10)(b)                                330,000          215,325
                                                                    -----------
                                                                      1,437,151
                                                                    -----------

TELECOMMUNICATION EQUIPMENT - 0.4%
Lucent Technologies, Inc.
   6.450% 03/15/29                                     360,000          309,600
                                                                    -----------
                                                                        309,600
                                                                    -----------

TELECOMMUNICATION SERVICES - 1.1%
Syniverse Technologies, Inc.
   7.750% 08/15/13(b)                                  250,000          254,063
Time Warner Telecom Holdings, Inc.
   9.250% 02/15/14                                     150,000          154,125

See Accompanying Notes to Financial Statements.                              | 5

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
COMMUNICATIONS - (CONTINUED)
TELECOMMUNICATION SERVICES - (CONTINUED)
TELECOMMUNICATION SERVICES - (CONTINUED)
Time Warner Telecom, Inc.
   10.125% 02/01/11                                    425,000          445,187
                                                                    -----------
                                                                        853,375
                                                                    -----------

TELEPHONE-INTEGRATED - 5.1%
Axtel SA de CV
   11.000% 12/15/13                                    255,000          284,963
Cincinnati Bell, Inc.
   7.000% 02/15/15                                     565,000          543,812
Citizens Communications Co.
   9.000% 08/15/31                                     505,000          501,212
Qwest Capital Funding, Inc.
   6.875% 07/15/28                                     710,000          640,775
Qwest Communications International, Inc.
   7.500% 02/15/14(b)                                  440,000          446,600
Qwest Corp.
   7.500% 06/15/23                                     505,000          498,688
   8.875% 03/15/12                                     630,000          710,325
US LEC Corp.
   12.716% 10/01/09(c)                                 215,000          230,050
                                                                    -----------
                                                                      3,856,425
                                                                    -----------

WIRELESS EQUIPMENT - 0.7%
American Towers, Inc.
   7.250% 12/01/11                                     335,000          349,237
SBA Telecommunications, Inc.
   (a) 12/15/11
   (9.750% 12/15/07)                                   192,000          175,680
                                                                    -----------
                                                                        524,917
                                                                    -----------
                              Telecommunication Services Total       11,256,577
                                                                    -----------
                                          COMMUNICATIONS TOTAL       18,746,957
                                                                    -----------

-------------------------------------------------------------------------------
CONSUMER CYCLICAL - 22.0%
AIRLINES - 0.6%
AIRLINES - 0.6%
Continental Airlines, Inc.
   7.568% 12/01/06                                     445,000          422,750
                                                                    -----------
                                                                        422,750
                                                                    -----------
                                                Airlines Total          422,750
                                                                    -----------

APPAREL - 1.7%
APPAREL MANUFACTURERS - 1.7%
Broder Brothers Co.
   11.250% 10/15/10                                    300,000          276,000
Levi Strauss & Co.
   9.750% 01/15/15                                     645,000          667,575
Phillips-Van Heusen Corp.
   7.250% 02/15/11                                     300,000          304,500
   8.125% 05/01/13                                      60,000           62,550
                                                                    -----------
                                                                      1,310,625
                                                                    -----------
                                                 Apparel Total        1,310,625
                                                                    -----------

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.7%
AUTO-CARS/LIGHT TRUCKS - 0.3%
General Motors Corp.
   8.375% 07/15/33                                     265,000          180,863
                                                                    -----------
                                                                        180,863
                                                                    -----------

AUTO-MEDIUM & HEAVY DUTY TRUCKS - 0.4%
Navistar International Corp.
   7.500% 06/15/11                                     320,000          308,800
                                                                    -----------
                                                                        308,800
                                                                    -----------
                                      Auto Manufacturers Total          489,663
                                                                    -----------

AUTO PARTS & EQUIPMENT - 1.9%
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 0.3%
Cooper-Standard Automotive, Inc.
   7.000% 12/15/12                                      90,000           81,450
   8.375% 12/15/14                                     200,000          151,000
                                                                    -----------
                                                                        232,450
                                                                    -----------

AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT - 0.7%
Commercial Vehicle Group, Inc.
   8.000% 07/01/13(b)                                  310,000          306,900
Rexnord Corp.
   10.125% 12/15/12                                    200,000          216,250
                                                                    -----------
                                                                        523,150
                                                                    -----------

RUBBER-TIRES - 0.9%
Goodyear Tire & Rubber Co.
   9.000% 07/01/15(b)                                  695,000          679,362
                                                                    -----------
                                                                        679,362
                                                                    -----------
                                  Auto Parts & Equipment Total        1,434,962
                                                                    -----------

DISTRIBUTION/WHOLESALE - 0.2%
DISTRIBUTION/WHOLESALE - 0.2%
Buhrmann US, Inc.
   7.875% 03/01/15                                     180,000          178,650
                                                                    -----------
                                                                        178,650
                                                                    -----------
                                 Distribution/Wholesale Total           178,650
                                                                    -----------

ENTERTAINMENT - 2.1%
CASINO SERVICES - 0.3%
Tunica-Biloxi Gaming Authority
   9.000% 11/15/15(b)                                  240,000          239,400
                                                                    -----------
                                                                        239,400
                                                                    -----------

GAMBLING (NON-HOTEL) - 0.4%
Global Cash Access LLC
   8.750% 03/15/12                                     286,000          303,875
                                                                    -----------
                                                                        303,875
                                                                    -----------

6 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
CONSUMER CYCLICAL - (CONTINUED)
ENTERTAINMENT - (CONTINUED)
MUSIC - 0.8%
Steinway Musical Instruments, Inc.
   8.750% 04/15/11                                     265,000          276,925
Warner Music Group
   7.375% 04/15/14                                     380,000          370,500
                                                                    -----------
                                                                        647,425
                                                                    -----------

RESORTS/THEME PARKS - 0.6%
Six Flags, Inc.
   9.625% 06/01/14                                     430,000          425,700
                                                                    -----------
                                                                        425,700
                                                                    -----------
                                           Entertainment Total        1,616,400
                                                                    -----------

HOME BUILDERS - 1.9%
BUILDING-RESIDENTIAL/COMMERCIAL - 1.9%
D.R. Horton, Inc.
   9.750% 09/15/10                                     415,000          466,875
K. Hovnanian Enterprises, Inc.
   7.750% 05/15/13                                     100,000           98,000
   8.875% 04/01/12                                     170,000          175,950
   10.500% 10/01/07                                    340,000          365,500
Standard Pacific Corp.
   7.000% 08/15/15                                      55,000           50,050
   9.250% 04/15/12                                     275,000          280,500
                                                                    -----------
                                                                      1,436,875
                                                                    -----------
                                           Home Builders Total        1,436,875
                                                                    -----------

HOME FURNISHINGS - 0.3%
HOME FURNISHINGS - 0.3%
WII Components, Inc.
   10.000% 02/15/12                                    260,000          250,900
                                                                    -----------
                                                                        250,900
                                                                    -----------
                                        Home Furnishings Total          250,900
                                                                    -----------

LEISURE TIME - 1.0%
LEISURE & RECREATIONAL PRODUCTS - 0.2%
Bombardier Recreational Products, Inc.
   8.375% 12/15/13                                      40,000           39,900
K2, Inc.
   7.375% 07/01/14                                     115,000          113,275
                                                                    -----------
                                                                        153,175
                                                                    -----------

RECREATIONAL CENTERS - 0.8%
Equinox Holdings, Inc.
   9.000% 12/15/09                                     260,000          266,500
Town Sports International, Inc.
   (a) 02/01/14
   (11.000% 02/01/09)                                  435,000          289,275
                                                                    -----------
                                                                        555,775
                                                                    -----------
                                            Leisure Time Total          708,950
                                                                    -----------

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
LODGING - 8.9%
CASINO HOTELS - 8.9%
CCM Merger, Inc.
   8.000% 08/01/13(b)                                  100,000           96,750
Chukchansi Economic Development
   Authority
   8.000% 11/15/13(b)                                  335,000          336,675
Circus & Eldorado/Silver Legacy
   Capital Corp.
   10.125% 03/01/12                                    355,000          375,412
Eldorado Casino Shreveport
   10.000% 08/01/12                                    719,748          676,563
Greektown Holdings LLC
   10.750% 12/01/13(b)(e)                              335,000          337,094
Hard Rock Hotel, Inc.
   8.875% 06/01/13                                     520,000          555,100
Inn of the Mountain Gods Resort & Casino
   12.000% 11/15/10                                    325,000          339,625
Kerzner International Ltd.
   6.750% 10/01/15(b)                                  475,000          459,562
MGM Mirage
   6.750% 09/01/12                                     480,000          482,400
   8.500% 09/15/10                                     115,000          125,063
Mohegan Tribal Gaming Authority
   6.125% 02/15/13                                     210,000          206,850
Penn National Gaming, Inc.
   6.750% 03/01/15                                     550,000          536,250
Pinnacle Entertainment, Inc.
   8.750% 10/01/13                                     790,000          829,500
San Pasqual Casino
   8.000% 09/15/13(b)                                  265,000          263,675
Seneca Gaming Corp.
   7.250% 05/01/12                                     285,000          288,563
Station Casinos, Inc.
   6.000% 04/01/12                                     390,000          389,025
Wynn Las Vegas LLC
   6.625% 12/01/14                                     450,000          433,125
                                                                    -----------
                                                                      6,731,232
                                                                    -----------
                                                 Lodging Total        6,731,232
                                                                    -----------

RETAIL - 2.4%
RETAIL-AUTOMOBILES - 0.4%
Asbury Automotive Group, Inc.
   8.000% 03/15/14                                     320,000          300,800
                                                                    -----------
                                                                        300,800
                                                                    -----------

RETAIL-DRUG STORES - 0.2%
Rite Aid Corp.
   7.500% 01/15/15                                     115,000          106,375
   9.250% 06/01/13                                      75,000           68,250
                                                                    -----------
                                                                        174,625
                                                                    -----------

RETAIL-HOME FURNISHINGS - 0.5%
Tempur-Pedic, Inc.
   10.250% 08/15/10                                    382,000          410,650
                                                                    -----------
                                                                        410,650
                                                                    -----------

See Accompanying Notes to Financial Statements.                              | 7

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
CONSUMER CYCLICAL - (CONTINUED)
RETAIL - (CONTINUED)
RETAIL-PROPANE DISTRIBUTORS - 0.6%
Ferrellgas Partners LP
   8.750% 06/15/12                                     300,000          293,250
Suburban Propane Partners LP
   6.875% 12/15/13                                     175,000          161,437
                                                                    -----------
                                                                        454,687
                                                                    -----------

RETAIL-RESTAURANTS - 0.4%
Landry's Restaurants, Inc.
   7.500% 12/15/14                                     295,000          275,825
                                                                    -----------
                                                                        275,825
                                                                    -----------

RETAIL-VIDEO RENTAL - 0.3%
Movie Gallery, Inc.
   11.000% 05/01/12                                    250,000          187,500
                                                                    -----------
                                                                        187,500
                                                                    -----------
                                                  Retail Total        1,804,087
                                                                    -----------

TEXTILES - 0.3%
TEXTILE-PRODUCTS - 0.3%
INVISTA
   9.250% 05/01/12(b)                                  235,000          252,038
                                                                    -----------
                                                                        252,038
                                                                    -----------
                                                Textiles Total          252,038
                                                                    -----------
                                       CONSUMER CYCLICAL TOTAL       16,637,132
                                                                    -----------

--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL - 17.4%
AGRICULTURE - 0.3%
TOBACCO - 0.3%
Alliance One International, Inc.
   11.000% 05/15/12(b)                                 245,000          212,538
                                                                    -----------
                                                                        212,538
                                                                    -----------
                                             Agriculture Total          212,538
                                                                    -----------

BEVERAGES - 0.3%
BEVERAGES-WINE/SPIRITS - 0.3%
Constellation Brands, Inc.
   8.125% 01/15/12                                     245,000          254,800
                                                                    -----------
                                                                        254,800
                                                                    -----------
                                               Beverages Total          254,800
                                                                    -----------

BIOTECHNOLOGY - 0.5%
MEDICAL-BIOMEDICAL/GENE - 0.5%
Bio-Rad Laboratories, Inc.
   7.500% 08/15/13                                     340,000          357,850
                                                                    -----------
                                                                        357,850
                                                                    -----------
                                           Biotechnology Total          357,850
                                                                    -----------

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.5%
COMMERCIAL SERVICES - 0.6%
Iron Mountain, Inc.
   7.750% 01/15/15                                     350,000          351,750
Mac-Gray Corp.
   7.625% 08/15/15(b)                                   90,000           90,675
                                                                    -----------
                                                                        442,425
                                                                    -----------

COMMERCIAL SERVICES-FINANCE - 0.6%
Dollar Financial Group, Inc.
   9.750% 11/15/11                                     440,000          452,100
                                                                    -----------
                                                                        452,100
                                                                    -----------

CONSULTING SERVICES - 0.3%
FTI Consulting, Inc.
   7.625% 06/15/13(b)                                  200,000          205,500
                                                                    -----------
                                                                        205,500
                                                                    -----------

FUNERAL SERVICES & RELATED ITEMS - 0.6%
Service Corp. International
   7.700% 04/15/09                                     405,000          427,275
                                                                    -----------
                                                                        427,275
                                                                    -----------

PRINTING-COMMERCIAL - 0.6%
Sheridan Group
   10.250% 08/15/11                                    210,000          218,400
Vertis, Inc.
   13.500% 12/07/09(b)                                 320,000          252,800
                                                                    -----------
                                                                        471,200
                                                                    -----------

PRIVATE CORRECTIONS - 0.9%
Corrections Corp. of America
   6.250% 03/15/13                                     360,000          360,000
GEO Group, Inc.
   8.250% 07/15/13                                     355,000          347,900
                                                                    -----------
                                                                        707,900
                                                                    -----------

RENTAL AUTO/EQUIPMENT - 0.9%
Ashtead Holdings PLC
   8.625% 08/01/15(b)                                  350,000          360,500
NationsRent, Inc.
   9.500% 10/15/10                                     305,000          333,212
                                                                    -----------
                                                                        693,712
                                                                    -----------
                                     Commercial Services Total        3,400,112
                                                                    -----------

COSMETICS/PERSONAL CARE - 0.8%
COSMETICS & TOILETRIES - 0.8%
DEL Laboratories, Inc.
   8.000% 02/01/12                                     370,000          297,850
Elizabeth Arden, Inc.
   7.750% 01/15/14                                     330,000          330,000
                                                                    -----------
                                                                        627,850
                                                                    -----------
                                Cosmetics/Personal Care Total           627,850
                                                                    -----------

8 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL - (CONTINUED)
FOOD - 2.2%
FOOD-CONFECTIONERY - 0.3%
Merisant Co.
   9.500% 07/15/13                                     215,000          139,750
Merisant Worldwide, Inc.
   (a) 05/15/14
   (12.250% 11/15/08)                                  710,000          102,950
                                                                    -----------
                                                                        242,700
                                                                    -----------

FOOD-MISCELLANEOUS/DIVERSIFIED - 1.4%
Dole Food Co., Inc.
   8.625% 05/01/09                                     372,000          383,160
Pinnacle Foods Holding Corp.
   8.250% 12/01/13                                     470,000          455,312
Reddy Ice Holdings, Inc.
   (a) 11/01/12
   (10.500% 11/01/08)                                  230,000          179,400
                                                                    -----------
                                                                      1,017,872
                                                                    -----------

FOOD-RETAIL - 0.5%
Stater Brothers Holdings, Inc.
   8.125% 06/15/12                                     415,000          411,888
                                                                    -----------
                                                                        411,888
                                                                    -----------
                                                    Food Total        1,672,460
                                                                    -----------

HEALTHCARE SERVICES - 4.5%
DIALYSIS CENTERS - 0.4%
DaVita, Inc.
   7.250% 03/15/15                                     270,000          274,725
                                                                    -----------
                                                                        274,725
                                                                    -----------

MEDICAL-HMO - 0.5%
Coventry Health Care, Inc.
   8.125% 02/15/12                                     340,000          364,650
                                                                    -----------
                                                                        364,650
                                                                    -----------

MEDICAL-HOSPITALS - 1.1%
HCA, Inc.
   7.875% 02/01/11                                     215,000          229,925
Tenet Healthcare Corp.
   9.875% 07/01/14                                     630,000          634,725
                                                                    -----------
                                                                        864,650
                                                                    -----------

MEDICAL-OUTPATIENT/HOME MEDICAL - 0.3%
Select Medical Corp.
   7.625% 02/01/15                                     210,000          199,500
                                                                    -----------
                                                                        199,500
                                                                    -----------

MRI/MEDICAL DIAGNOSTIC IMAGING - 1.5%
InSight Health Services Corp.
   9.875% 11/01/11                                     325,000          259,188
MedQuest, Inc.
   11.875% 08/15/12                                    450,000          451,125

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
MQ Associates, Inc.
   (a) 08/15/12
   (12.250% 08/15/08)                                  805,000          460,862
                                                                    -----------
                                                                      1,171,175
                                                                    -----------

PHYSICIAN PRACTICE MANAGEMENT - 0.7%
US Oncology Holdings, Inc.
   9.264% 03/15/15(c)                                  145,000          142,463
US Oncology, Inc.
   9.000% 08/15/12                                     390,000          414,375
                                                                    -----------
                                                                        556,838
                                                                    -----------
                                     Healthcare Services Total        3,431,538
                                                                    -----------

HOUSEHOLD PRODUCTS/WARES - 1.5%
CONSUMER PRODUCTS - MISCELLANEOUS - 1.2%
Amscan Holdings, Inc.
   8.750% 05/01/14                                     320,000          240,000
Playtex Products, Inc.
   9.375% 06/01/11                                     340,000          357,000
Visant Corp.
   7.625% 10/01/12                                     280,000          277,200
                                                                    -----------
                                                                        874,200
                                                                    -----------

OFFICE SUPPLIES & FORMS - 0.3%
ACCO Brands Corp.
   7.625% 08/15/15                                     270,000          252,450
                                                                    -----------
                                                                        252,450
                                                                    -----------
                                Household Products/Wares Total        1,126,650
                                                                    -----------

PHARMACEUTICALS - 2.8%
MEDICAL-DRUGS - 0.9%
Elan Finance PLC
   7.750% 11/15/11                                     495,000          454,162
Warner Chilcott Corp.
   8.750% 02/01/15(b)                                  270,000          245,700
                                                                    -----------
                                                                        699,862
                                                                    -----------

MEDICAL-GENERIC DRUGS - 0.6%
Mylan Laboratories, Inc.
   6.375% 08/15/15(b)                                  445,000          442,775
                                                                    -----------
                                                                        442,775
                                                                    -----------

MEDICAL-WHOLESALE DRUG DISTRIBUTION - 0.9%
AmerisourceBergen Corp.
   5.875% 09/15/15(b)                                  320,000          320,800
Nycomed A/S, PIK,
   11.750% 09/15/13(b)                   EUR           322,321          386,660
                                                                    -----------
                                                                        707,460
                                                                    -----------

VITAMINS & NUTRITION PRODUCTS - 0.4%
NBTY, Inc.
   7.125% 10/01/15(b)                    USD           265,000          255,063
                                                                    -----------
                                                                        255,063
                                                                    -----------
                                         Pharmaceuticals Total        2,105,160
                                                                    -----------
                                  CONSUMER NON-CYCLICAL TOTAL        13,188,958
                                                                    -----------

-------------------------------------------------------------------------------

See Accompanying Notes to Financial Statements.                              | 9

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
ENERGY - 10.7%
COAL - 0.6%
COAL - 0.6%
Arch Western Finance LLC
   6.750% 07/01/13                                     415,000          419,150
                                                                    -----------
                                                                        419,150
                                                                    -----------
                                                    Coal Total          419,150
                                                                    -----------

OIL & GAS - 4.2%
OIL & GAS DRILLING - 0.3%
Pride International, Inc.
   7.375% 07/15/14                                     220,000          236,500
                                                                    -----------
                                                                        236,500
                                                                    -----------

OIL COMPANIES-EXPLORATION & PRODUCTION - 3.1%
Chesapeake Energy Corp.
   6.375% 06/15/15                                     145,000          140,650
   7.500% 06/15/14                                     370,000          389,425
Compton Petroleum Corp.
   7.625% 12/01/13(b)                                  310,000          310,775
Delta Petroleum Corp.
   7.000% 04/01/15                                     200,000          187,000
Forest Oil Corp.
   8.000% 12/15/11                                     220,000          242,000
Magnum Hunter Resources, Inc.
   9.600% 03/15/12                                     283,000          305,640
Pogo Producing Co.
   6.625% 03/15/15                                     225,000          219,375
Whiting Petroleum Corp.
   7.250% 05/01/12                                     550,000          552,750
                                                                    -----------
                                                                      2,347,615
                                                                    -----------

OIL REFINING & MARKETING - 0.8%
Premcor Refining Group, Inc.
   7.500% 06/15/15                                     235,000          248,513
Tesoro Corp.
   6.625% 11/01/15(b)                                  325,000          324,187
                                                                    -----------
                                                                        572,700
                                                                    -----------
                                               Oil & Gas Total        3,156,815
                                                                    -----------

OIL & GAS SERVICES - 0.8%
OIL-FIELD SERVICES - 0.8%
Hornbeck Offshore Services, Inc.
   6.125% 12/01/14(b)                                  365,000          354,050
Newpark Resources, Inc.
   8.625% 12/15/07                                     270,000          270,000
                                                                    -----------
                                                                        624,050
                                                                    -----------
                                      Oil & Gas Services Total          624,050
                                                                    -----------

PIPELINES - 5.1%
PIPELINES - 5.1%
Coastal Corp.
   7.625% 09/01/08                                     215,000          216,881

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
Colorado Interstate Gas Co.
   6.800% 11/15/15(b)                                  460,000          461,150
Northwest Pipeline Corp.
   8.125% 03/01/10                                     130,000          138,125
Pacific Energy Partners LP
   6.250% 09/15/15(b)                                  410,000          402,825
Sonat, Inc.
   7.625% 07/15/11                                   1,350,000        1,346,625
Southern Natural Gas Co.
   8.875% 03/15/10                                     250,000          267,500
Williams Companies, Inc.
   6.375% 10/01/10(b)                                  860,000          851,400
   8.125% 03/15/12                                     165,000          178,200
                                                                    -----------
                                                                      3,862,706
                                                                    -----------
                                               Pipelines Total        3,862,706
                                                                    -----------
                                                  ENERGY TOTAL        8,062,721
                                                                    -----------

-------------------------------------------------------------------------------
FINANCIALS - 5.5%
DIVERSIFIED FINANCIAL SERVICES - 4.8%
FINANCE-AUTO LOANS - 1.9%
Ford Motor Credit Co.
   7.375% 02/01/11                                     365,000          333,124
General Motors Acceptance Corp.
   8.000% 11/01/31                                   1,135,000        1,124,740
                                                                    -----------
                                                                      1,457,864
                                                                    -----------

FINANCE-INVESTMENT BANKER/BROKER - 1.6%
E*Trade Financial Corp.
   8.000% 06/15/11                                     355,000          362,100
LaBranche & Co., Inc.
   11.000% 05/15/12                                    775,000          852,500
                                                                    -----------
                                                                      1,214,600
                                                                    -----------

SPECIAL PURPOSE ENTITY - 1.3%
Dow Jones CDX High Yield Index
   8.250% 06/29/10(b)                                    9,800            9,806
   8.750% 12/29/10(b)                                  990,000          994,950
                                                                    -----------
                                                                      1,004,756
                                                                    -----------
                          Diversified Financial Services Total        3,677,220
                                                                    -----------

REAL ESTATE INVESTMENT TRUSTS - 0.3%
REITS-MORTGAGE - 0.3%
Thornburg Mortgage, Inc.
   8.000% 05/15/13                                     225,000          219,375
                                                                    -----------
                                                                        219,375
                                                                    -----------
                          Real Estate Investment Trusts Total           219,375
                                                                    -----------

10 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
FINANCIALS - (CONTINUED)
SAVINGS & LOANS - 0.4%
SAVINGS & LOANS/THRIFTS-WESTERN US - 0.4%
Western Financial Bank
   9.625% 05/15/12                                     255,000          285,600
                                                                    -----------
                                                                        285,600
                                                                    -----------
                                        Savings & Loans Total           285,600
                                                                    -----------
                                              FINANCIALS TOTAL        4,182,195
                                                                    -----------

--------------------------------------------------------------------------------
INDUSTRIALS - 19.8%
AEROSPACE & DEFENSE - 2.5%
AEROSPACE/DEFENSE-EQUIPMENT - 2.0%
Argo-Tech Corp.
   9.250% 06/01/11                                     285,000          292,838
BE Aerospace, Inc.
   8.500% 10/01/10                                     375,000          400,312
Sequa Corp.
   8.875% 04/01/08                                     185,000          192,400
   9.000% 08/01/09                                     160,000          168,400
Standard Aero Holdings, Inc.
   8.250% 09/01/14                                     255,000          211,650
TransDigm, Inc.
   8.375% 07/15/11                                     250,000          258,750
                                                                    -----------
                                                                      1,524,350
                                                                    -----------

ELECTRONICS-MILITARY - 0.5%
L-3 Communications Corp.
   6.375% 10/15/15(b)                                  360,000          356,400
                                                                    -----------
                                                                        356,400
                                                                    -----------
                                    Aerospace & Defense Total         1,880,750
                                                                    -----------

BUILDING MATERIALS - 0.8%
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 0.5%
Nortek, Inc.
   8.500% 09/01/14                                     200,000          192,000
NTK Holdings, Inc.
   (a) 03/01/14
   (10.750% 09/01/09)                                  295,000          178,475
                                                                    -----------
                                                                        370,475
                                                                    -----------

BUILDING PRODUCTS-CEMENT/AGGREGATION - 0.3%
RMCC Acquisition Co.
   9.500% 11/01/12(b)                                  265,000          266,325
                                                                    -----------
                                                                        266,325
                                                                    -----------
                                      Building Materials Total          636,800
                                                                    -----------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
WIRE & CABLE PRODUCTS - 0.3%
Coleman Cable, Inc.
   9.875% 10/01/12                                     295,000          253,700
                                                                    -----------
                                                                        253,700
                                                                    -----------
                       Electrical Components & Equipment Total          253,700
                                                                    -----------

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
ELECTRONICS - 0.7%
ELECTRONIC COMPONENTS-MISCELLANEOUS - 0.7%
Flextronics International Ltd.
   6.250% 11/15/14                                     305,000          298,900
Sanmina-SCI Corp.
   6.750% 03/01/13                                     200,000          191,000
                                                                    -----------
                                                                        489,900
                                                                    -----------
                                            Electronics Total           489,900
                                                                    -----------

ENGINEERING & CONSTRUCTION - 0.7%
BUILDING & CONSTRUCTION-MISCELLANEOUS - 0.7%
J. Ray McDermott SA
   11.500% 12/15/13(b)                                 445,000          508,969
                                                                    -----------
                                                                        508,969
                                                                    -----------
                              Engineering & Construction Total          508,969
                                                                    -----------

ENVIRONMENTAL CONTROL - 1.7%
NON-HAZARDOUS WASTE DISPOSAL - 1.5%
Allied Waste North America, Inc.
   7.250% 03/15/15                                     225,000          225,281
   7.875% 04/15/13                                     590,000          613,600
Waste Services, Inc.
   9.500% 04/15/14                                     305,000          303,475
                                                                    -----------
                                                                      1,142,356
                                                                    -----------

RECYCLING - 0.2%
Aleris International, Inc.
   9.000% 11/15/14                                     120,000          122,700
                                                                    -----------
                                                                        122,700
                                                                    -----------
                                   Environmental Control Total        1,265,056
                                                                    -----------

HAND/MACHINE TOOLS - 0.2%
MACHINE TOOLS & RELATED PRODUCTS - 0.2%
Newcor, Inc.
   6.000% 01/31/13
   (8.500% 01/31/08)(f)(g)                             215,562          133,648
                                                                    -----------
                                                                        133,648
                                                                    -----------
                                      Hand/Machine Tools Total          133,648
                                                                    -----------

MACHINERY-DIVERSIFIED - 1.0%
MACHINERY-GENERAL INDUSTRY - 0.4%
Douglas Dynamics LLC
   7.750% 01/15/12(b)                                  290,000          279,850
                                                                    -----------
                                                                        279,850
                                                                    -----------

MACHINERY-MATERIAL HANDLING - 0.6%
Columbus McKinnon Corp.
   8.875% 11/01/13(b)                                  445,000          462,800
                                                                    -----------
                                                                        462,800
                                                                    -----------
                                  Machinery-Diversified Total           742,650
                                                                    -----------

See Accompanying Notes to Financial Statements.                             | 11

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
INDUSTRIALS - (CONTINUED)
METAL FABRICATE/HARDWARE - 1.5%
METAL PROCESSORS & FABRICATION - 1.0%
Mueller Group, Inc.
   10.000% 05/01/12                                    225,000          236,250
Mueller Holdings, Inc.
   (a) 04/15/14
   (14.750% 04/15/09)                                  270,000          197,100
TriMas Corp.
   9.875% 06/15/12                                     360,000          297,000
                                                                    -----------
                                                                        730,350
                                                                    -----------

METAL PRODUCTS-FASTENERS - 0.5%
FastenTech, Inc.
   11.500% 05/01/11                                    395,000          389,075
                                                                    -----------
                                                                        389,075
                                                                    -----------
                               Metal Fabricate/Hardware Total         1,119,425
                                                                    -----------

MISCELLANEOUS MANUFACTURING - 2.6%
DIVERSIFIED MANUFACTURING OPERATORS - 2.2%
Bombardier, Inc.
   6.300% 05/01/14(b)                                  640,000          556,800
J.B. Poindexter & Co.
   8.750% 03/15/14                                     350,000          306,250
Koppers Industries, Inc.
   9.875% 10/15/13                                     360,000          392,400
Trinity Industries, Inc.
   6.500% 03/15/14                                     445,000          434,988
                                                                    -----------
                                                                      1,690,438
                                                                    -----------

MISCELLANEOUS MANUFACTURING - 0.4%
Samsonite Corp.
   8.875% 06/01/11                                     295,000          300,900
                                                                    -----------
                                                                        300,900
                                                                    -----------
                             Miscellaneous Manufacturing Total        1,991,338
                                                                    -----------

PACKAGING & CONTAINERS - 3.6%
CONTAINERS-METAL/GLASS - 1.8%
Crown Americas LLC
   7.750% 11/15/15(b)                                  410,000          416,150
Owens-Brockway Glass Container, Inc.
   6.750% 12/01/14                                     200,000          191,500
   8.250% 05/15/13                                     600,000          616,500
Owens-Illinois, Inc.
   7.500% 05/15/10                                     130,000          130,325
                                                                    -----------
                                                                      1,354,475
                                                                    -----------

CONTAINERS-PAPER/PLASTIC - 1.8%
Consolidated Container Co., LLC
   (a) 06/15/09
   (10.750% 06/15/07)                                  240,000          203,100

                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
Jefferson Smurfit Corp.
   8.250% 10/01/12                                     450,000          437,625
   PIK,
   11.500% 10/01/15(b)                   EUR           368,616          380,563
MDP Acquisitions PLC
   9.625% 10/01/12                       USD           365,000          359,525
                                                                    -----------
                                                                      1,380,813
                                                                    -----------
                                  Packaging & Containers Total        2,735,288
                                                                    -----------

TRANSPORTATION - 4.2%
TRANSPORTATION-MARINE - 2.0%
Ship Finance International Ltd.
   8.500% 12/15/13                                     670,000          643,200
Stena AB
   7.500% 11/01/13                                     500,000          481,250
   9.625% 12/01/12                                     355,000          383,400
                                                                    -----------
                                                                      1,507,850
                                                                    -----------

TRANSPORTATION-RAILROAD - 0.7%
TFM SA de CV
   9.375% 05/01/12(b)                                  375,000          410,625
   12.500% 06/15/12                                    100,000          114,875
                                                                    -----------
                                                                        525,500
                                                                    -----------

TRANSPORTATION-SERVICES - 1.0%
CHC Helicopter Corp.
   7.375% 05/01/14                                     450,000          453,375
Petroleum Helicopters, Inc.
   9.375% 05/01/09                                     320,000          338,400
                                                                    -----------
                                                                        791,775
                                                                    -----------

TRANSPORTATION-TRUCKS - 0.5%
QDI LLC
   9.000% 11/15/10                                     400,000          360,000
                                                                    -----------
                                                                        360,000
                                                                    -----------
                                          Transportation Total        3,185,125
                                                                    -----------
                                             INDUSTRIALS TOTAL       14,942,649
                                                                    -----------

-------------------------------------------------------------------------------
TECHNOLOGY - 0.3%
SEMICONDUCTORS - 0.3%
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 0.3%
Amkor Technology, Inc.
   9.250% 02/15/08                                     265,000          255,063
                                                                    -----------
                                                                        255,063
                                                                    -----------
                                          Semiconductors Total          255,063
                                                                    -----------
                                              TECHNOLOGY TOTAL          255,063
                                                                    -----------

-------------------------------------------------------------------------------
UTILITIES - 6.8%
ELECTRIC - 6.8%
ELECTRIC-GENERATION - 1.8%
AES Corp.
   9.000% 05/15/15(b)                                  110,000          120,450
   9.500% 06/01/09                                     460,000          495,650
Edison Mission Energy
   7.730% 06/15/09                                     480,000          501,600

12 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CORPORATE FIXED-INCOME
BONDS & NOTES (CONTINUED)                              PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
UTILITIES - (CONTINUED)
ELECTRIC - (CONTINUED)
ELECTRIC-GENERATION - (CONTINUED)
Texas Genco LLC
   6.875% 12/15/14(b)                                  245,000          262,150
                                                                    -----------
                                                                      1,379,850
                                                                    -----------

ELECTRIC-INTEGRATED - 1.9%
CMS Energy Corp.
   8.900% 07/15/08                                     425,000          454,219
Nevada Power Co.
   9.000% 08/15/13                                     120,000          132,462
   10.875% 10/15/09                                    221,000          241,995
Sierra Pacific Resources
   6.750% 08/15/17(b)                                  355,000          355,444
TECO Energy, Inc.
   7.000% 05/01/12                                     255,000          266,475
                                                                    -----------
                                                                      1,450,595
                                                                    -----------

INDEPENDENT POWER PRODUCER - 3.1%
Calpine Generating Co., LLC
   9.839% 04/01/10(c)                                  355,000          359,437
Dynegy Holdings, Inc.
   6.875% 04/01/11                                     300,000          291,750
   7.125% 05/15/18                                     140,000          125,300
   9.875% 07/15/10(b)                                  360,000          392,400
MSW Energy Holdings LLC
   7.375% 09/01/10                                     170,000          173,825
   8.500% 09/01/10                                     375,000          397,500
Orion Power Holdings, Inc.
   12.000% 05/01/10                                    515,000          589,675
                                                                    -----------
                                                                      2,329,887
                                                                    -----------
                                                Electric Total        5,160,332
                                                                    -----------
                                               UTILITIES TOTAL        5,160,332
                                                                    -----------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $91,584,407)                                             89,447,186
                                                                    -----------

PREFERRED STOCKS - 3.3%                                 SHARES
-------------------------------------------------------------------------------
COMMUNICATIONS - 1.4%
MEDIA - 1.4%
RADIO - 1.4%
Spanish Broadcasting System, Inc., PIK
   10.750%                                                 974        1,042,180
                                                                    -----------
                                                                      1,042,180
                                                                    -----------
                                                   Media Total        1,042,180
                                                                    -----------
                                          COMMUNICATIONS TOTAL        1,042,180
                                                                    -----------

                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------
CONSUMER CYCLICAL - 0.3%
LODGING - 0.3%
HOTELS & MOTELS - 0.3%
La Quinta Corp.
   9.000%                                                9,335          235,242
                                                                    -----------
                                                                        235,242
                                                                    -----------
                                                 Lodging Total          235,242
                                                                    -----------
                                       CONSUMER CYCLICAL TOTAL          235,242
                                                                    -----------

-------------------------------------------------------------------------------
FINANCIALS - 1.6%
REAL ESTATE INVESTMENT TRUSTS - 1.6%
REITS-DIVERSIFIED - 1.6%
iStar Financial, Inc.:
   7.800%                                               13,000          322,969
   7.875%                                               15,007          374,707
SOVEREIGN REAL ESTATE INVESTMENT CORP.
   12.000%(b)                                          365,000          525,600
                                                                    -----------
                                                                      1,223,276
                                                                    -----------
                           Real Estate Investment Trusts Total        1,223,276
                                                                    -----------
                                              FINANCIALS TOTAL        1,223,276
                                                                    -----------

TOTAL PREFERRED STOCKS
   (cost of $2,412,290)                                               2,500,698
                                                                    -----------

COMMON STOCKS - 1.4%
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 0.3%
HOTELS, RESTAURANTS & LEISURE - 0.3%
Pinnacle Entertainment, Inc. (h)                         7,300          174,397
Shreveport Gaming Holdings, Inc. (f)(h)                  4,862           70,596
                                                                    -----------
                           Hotels, Restaurants & Leisure Total          244,993
                                                                    -----------
                                  CONSUMER DISCRETIONARY TOTAL          244,993
                                                                    -----------

-------------------------------------------------------------------------------
INDUSTRIALS - 0.1%
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Allied Waste Industries, Inc. (h)                        7,250           60,973
Fairlane Management Corp. (f)(h)(i)                      8,000               --
                                                                    -----------
                          Commercial Services & Supplies Total           60,973
                                                                    -----------
                                             INDUSTRIALS TOTAL           60,973
                                                                    -----------

-------------------------------------------------------------------------------
MATERIALS - 0.1%
CHEMICALS - 0.1%
Lyondell Chemical Co.                                    5,000          127,150
                                                                    -----------
                                               Chemicals Total          127,150
                                                                    -----------
                                               MATERIALS TOTAL          127,150
                                                                    -----------

-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
NTL, Inc. (h)                                            2,942          171,313
                                                                    -----------
                  Diversified Telecommunication Services Total          171,313
                                                                    -----------

See Accompanying Notes to Financial Statements.                             | 13

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

COMMON STOCKS (CONTINUED)                               SHARES        VALUE ($)
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Alamosa Holdings, Inc. (h)                              11,653          215,347
Sprint Nextel Corp.                                      7,853          196,639
                                                                    -----------
                     Wireless Telecommunication Services Total          411,986
                                                                    -----------
                              TELECOMMUNICATION SERVICES TOTAL          583,299
                                                                    -----------

-------------------------------------------------------------------------------
UTILITIES - 0.1%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
Dynegy, Inc., Class A (h)                               13,000           62,270
                                                                    -----------
            Independent Power Producers & Energy Traders Total           62,270
                                                                    -----------
                                              UTILITIES TOTAL            62,270
                                                                    -----------

TOTAL COMMON STOCKS
   (cost of $1,138,953)                                               1,078,685
                                                                    -----------

CONVERTIBLE BONDS - 1.2%                               PAR ($)
-------------------------------------------------------------------------------
COMMUNICATIONS - 0.9%
TELECOMMUNICATION SERVICES - 0.9%
TELECOMMUNICATION EQUIPMENT - 0.8%
Nortel Networks Corp.
   4.250% 09/01/08                                     645,000          604,687
                                                                    -----------
                                                                        604,687
                                                                    -----------

TELEPHONE-INTEGRATED - 0.1%
Qwest Communications International, Inc.
   3.500% 11/15/25                                      75,000           81,750
                                                                    -----------
                                                                         81,750
                                                                    -----------
                              Telecommunication Services Total          686,437
                                                                    -----------
                                          COMMUNICATIONS TOTAL          686,437
                                                                    -----------

-------------------------------------------------------------------------------
UTILITIES - 0.3%
ELECTRIC - 0.3%
INDEPENDENT POWER PRODUCER - 0.3%
Mirant Corp.
   2.500% 06/15/21(d)                                  190,000          199,500
                                                                    -----------
                                                                        199,500
                                                                    -----------
                                               Electric Total           199,500
                                                                    -----------
                                              UTILITIES TOTAL           199,500
                                                                    -----------

TOTAL CONVERTIBLE BONDS
   (cost of $792,088)                                                   885,937
                                                                    -----------

MUNICIPAL BOND (TAXABLE) - 0.8%                        PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
CALIFORNIA - 0.8%
CA Cabazon Band Mission Indians
   13.000% 10/01/11                                    575,000          580,985
                                                                    -----------
                                              CALIFORNIA TOTAL          580,985
                                                                    -----------

TOTAL MUNICIPAL BOND (TAXABLE)
   (cost of $575,000)                                                   580,985
                                                                    -----------

WARRANTS - 0.1%                                          UNITS
-------------------------------------------------------------------------------
COMMUNICATIONS - 0.1%
MEDIA - 0.1%
BROADCAST SERVICES/PROGRAMS - 0.1%
XM Satellite Radio Holdings, Inc.
   Expires 03/15/10(b)(h)                                  600           27,000
                                                                    -----------
                                                                         27,000
                                                                    -----------
                                                   Media Total           27,000
                                                                    -----------

TELECOMMUNICATION SERVICES - 0.0%
CELLULAR TELECOMMUNICATIONS - 0.0%
UbiquiTel, Inc.
   Expires 04/15/10(b)(f)(h)                               525                5
                                                                    -----------
                                                                              5
                                                                    -----------

TELECOMMUNICATION SERVICES - 0.0%
Jazztel PLC
   Expires 07/15/10(f)(h)(i)                               350               --
                                                                    -----------
                                                                             --
                                                                    -----------
                              Telecommunication Services Total                5
                                                                    -----------
                                          COMMUNICATIONS TOTAL           27,005
                                                                    -----------

-------------------------------------------------------------------------------
INDUSTRIALS - 0.0%
METAL FABRICATE/HARDWARE - 0.0%
METAL PROCESSORS &
FABRICATION - 0.0% Mueller Holdings, Inc.
   Expires 04/15/14(b)(f)(h)                               190              224
                                                                    -----------
                                                                            224
                                                                    -----------
                                Metal Fabricate/Hardware Total              224
                                                                    -----------

TRANSPORTATION - 0.0%
TRANSPORTATION-TRUCKS - 0.0%
QDI LLC
   Expires 01/15/07(b)(f)(h)                             2,041            6,491
                                                                    -----------
                                                                          6,491
                                                                    -----------
                                          Transportation Total            6,491
                                                                    -----------
                                             INDUSTRIALS TOTAL            6,715
                                                                    -----------

TOTAL WARRANTS
   (cost of $97,124)                                                     33,720
                                                                    -----------

14 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

SHORT-TERM OBLIGATION - 10.8%                          PAR ($)        VALUE ($)
-------------------------------------------------------------------------------
Repurchase agreement with State Street
   Bank & Trust Co., dated 11/30/05,
   due 12/01/05 at 3.850%, collateralized
   by a U.S. Treasury Bond maturing
   12/22/05, market value of $8,369,025
   (repurchase proceeds $8,204,877)                  8,204,000        8,204,000
                                                                    -----------

TOTAL SHORT-TERM OBLIGATION
   (cost of $8,204,000)                                               8,204,000
                                                                    -----------

TOTAL INVESTMENTS - 135.8%
   (cost of $104,803,862)(j)                                        102,731,211
                                                                    -----------

OTHER ASSETS & LIABILITIES, NET - (35.8)%                           (27,069,554)
                                                                    -----------

NET ASSETS - 100.0%                                                  75,661,657
                                                                    ===========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, these securities, which did not include any illiquid securities, except for the following, amounted to $20,281,346, which represents 26.8% of net assets.

                     ACQUISITION
      SECURITY          DATE            PAR/UNITS        COST        VALUE
--------------------------------------------------------------------------------
Hollinger, Inc.:      03/05/03           $177,000      $175,897     $186,735
                      09/30/04            122,000       122,000      122,000
QDI LLC               06/01/02              2,041            --        6,491
UbiquiTel, Inc.       04/11/00                525        26,600            5
                                                                    --------
                                                                    $315,231
                                                                    --------

(c) The interest rate shown on floating rate or variable rate securities reflects the rate at November 30, 2005.

(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At November 30, 2005, the value of these securities amounted to $243,000, which represents 0.3% of net assets.

(e)   Security purchased on a delayed delivery basis.

(f) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(h)   Non-income producing security.

(i)   Security has no value.

(j)   Cost for federal income tax purposes is $104,941,032.

--------------------------------------------------------------------------------
At November 30, 2005, the Fund had entered into the following forward currency exchange contracts:

  FORWARD CURRENCY                    AGGREGATE     SETTLEMENT     UNREALIZED
  CONTRACTS TO SELL        VALUE      FACE VALUE       DATE       DEPRECIATION
--------------------------------------------------------------------------------
         EUR              $854,862      $852,395     01/23/06          $(2,467)
         EUR                99,356        98,604     01/30/06             (752)
                                                                       -------
                                                                       $(3,219)
                                                                       -------

At November 30, 2005, the asset allocation of the Fund is as follows:

                                                                      % OF
ASSET ALLOCATION (UNAUDITED)                                       NET ASSETS
--------------------------------------------------------------------------------
Corporate Fixed-Income Bonds & Notes                                 118.2%
Preferred Stocks                                                       3.3
Common Stocks                                                          1.4
Convertible Bonds                                                      1.2
Municipal Bond (Taxable)                                               0.8
Warrants                                                               0.1
Short-Term Obligation                                                 10.8
Other Assets & Liabilities, Net                                      (35.8)
                                                                     ------
                                                                     100.0%
                                                                     ------

                ACRONYM               NAME
--------------------------------------------------------------------------------
                EUR                   Euro
                PIK                   Payment-In-Kind
                REIT                  Real Estate Investment Trust
                USD                   United States Dollar

See Accompanying Notes to Financial Statements.                             | 15

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

November 30, 2005

ASSETS:
Investments, at cost
    (including repurchase agreement)                             $  104,803,862
                                                                 --------------
Investments, at value                                            $   94,527,211
Repurchase agreement, at value                                        8,204,000
                                                                 --------------
Total investments, at value                                         102,731,211
Cash                                                                     69,786
Receivable for:
    Investments sold                                                    992,140
    Interest                                                          1,939,821
    Dividends                                                            14,849
Deferred Trustees' compensation plan                                     12,015
                                                                 --------------
        Total Assets                                                105,759,822
                                                                 --------------

LIABILITIES:
Net unrealized depreciation on
    foreign forward currency contracts                                    3,219
Payable for:
    Investments purchased                                               303,431
    Investments purchased on a delayed
        delivery basis                                                  330,622
    Distributions                                                       546,091
    Investment advisory fee                                              26,770
    Transfer agent fee                                                    7,145
    Pricing and bookkeeping fees                                         14,268
    Trustees' fees                                                        1,483
    Custody fee                                                           2,984
    Reports to shareholders                                              23,874
    Interest                                                            230,683
    Chief compliance officer expenses                                       974
Deferred Trustees' fees                                                  12,015
Notes payable - short-term                                           15,000,000
Notes payable - long-term                                            13,500,000
Other liabilities                                                        94,606
                                                                 --------------
        Total Liabilities                                            30,098,165
                                                                 --------------
NET ASSETS                                                       $   75,661,657
                                                                 --------------

COMPOSITION OF NET ASSETS
Paid-in capital                                                  $  141,302,035
Undistributed net investment income                                     731,545
Accumulated net realized loss                                       (64,332,751)
Net unrealized appreciation (depreciation) on:
    Investments                                                      (2,072,651)
    Foreign currency translations                                        33,479
                                                                 --------------
NET ASSETS                                                       $   75,661,657
                                                                 --------------

Shares outstanding                                                   21,003,496
                                                                 --------------
Net asset value per share                                        $         3.60
                                                                 --------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended November 30, 2005

INVESTMENT INCOME:
Dividends                                                        $      173,107
Interest                                                              8,939,362
                                                                 --------------
    Total Investment Income                                           9,112,469
                                                                 --------------

EXPENSES:
Investment advisory fee                                                 777,116
Transfer agent fee                                                       41,113
Pricing and bookkeeping fees                                             73,633
Trustees' fees                                                           10,450
Custody fee                                                              20,855
Reports to shareholders                                                  55,667
Chief compliance officer expenses
    (See Note 4)                                                          4,353
Other expenses                                                          116,665
                                                                 --------------
    Total Operating Expenses                                          1,099,852
Interest expense                                                      1,116,293
                                                                 --------------
    Total Expenses                                                    2,216,145
Fees and expenses waived or reimbursed
    by Investment Advisor                                               (19,077)
Custody earnings credit                                                  (3,929)
                                                                 --------------
    Net Expenses                                                      2,193,139
                                                                 --------------
Net Investment Income                                                 6,919,330
                                                                 --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
    Investments                                                      (1,042,215)
    Foreign currency transactions                                       100,245
    Net realized loss on disposal of investments
        purchased/sold in error (See Note 7)                                 --
                                                                 --------------
        Net realized loss                                              (941,970)
                                                                 --------------
Net change in unrealized appreciation (depreciation) on:
    Investments                                                      (4,815,042)
    Foreign currency translations                                        33,479
                                                                 --------------
        Net change in unrealized
          appreciation (depreciation)                                (4,781,563)
                                                                 --------------
Net Loss                                                             (5,723,533)
                                                                 --------------
Net Increase in Net Assets from Operations                       $    1,195,797
                                                                 --------------

16 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                    YEAR ENDED NOVEMBER 30,
                                                                                -------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                  2005               2004
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                           $  6,919,330       $  7,163,795
Net realized gain (loss) on investments and foreign currency transactions           (941,970)         2,728,923
Net change in unrealized appreciation (depreciation)
    on investments and foreign currency translations                              (4,781,563)         2,684,740
                                                                                ------------       ------------
Net Increase from Operations                                                       1,195,797         12,577,458
                                                                                ------------       ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                        (6,763,126)        (6,362,697)
                                                                                ------------       ------------

SHARE TRANSACTIONS:
Distributions reinvested                                                                  --             62,227
                                                                                ------------       ------------
Total Increase (Decrease) in Net Assets                                           (5,567,329)         6,276,988

NET ASSETS:
Beginning of period                                                               81,228,986         74,951,998
                                                                                ------------       ------------
End of period                                                                   $ 75,661,657       $ 81,228,986
                                                                                ------------       ------------
Undistributed net investment income at end of period                            $    731,545       $    359,322
                                                                                ------------       ------------

CHANGES IN SHARES:
Issued for distributions reinvested                                                       --             16,818
                                                                                ------------       ------------


See Accompanying Notes to Financial Statements.                             | 17

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

For the Year Ended November 30, 2005

INCREASE (DECREASE) IN CASH:
-------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income                                              $  6,919,330
Adjustments to reconcile net investment income
to net cash provided by operating activities:
    Purchase of investment securities                               (67,774,925)
    Proceeds from disposition of investment securities               73,879,860
    Purchase of short-term investments, net                          (4,779,006)
    Net realized gain due to foreign currency transactions              100,245
    Decrease in dividend and interest receivable                        237,601
    Increase in other assets                                             (3,623)
    Increase in receivable for investments sold                        (320,893)
    Decrease in payable for investments purchased                      (314,886)
    Decrease in accrued expenses and other liabilities                  (35,332)
    Net amortization/accretion of income                               (392,482)
                                                                   ------------
Net cash provided by operating activities                             7,515,889

CASH FLOWS FROM FINANCING ACTIVITIES:
    Decrease in notes payable                                        (1,000,000)
    Increase in interest payable                                        180,960
    Distributions paid in cash                                       (6,721,119)
                                                                   ------------
Net cash used by financing activities                                (7,540,159)
                                                                   ------------
Net decrease in cash                                                    (24,270)

CASH:
Beginning of period                                                      94,056
                                                                   ------------
End of period                                                      $     69,786
                                                                   ------------

18 | See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

November 30, 2005

NOTE 1. ORGANIZATION

Colonial Intermediate High Income Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

INVESTMENT GOAL

The Fund seeks high current income and total return by investing primarily in high yield fixed income securities in lower-rated categories.

FUND SHARES

The Fund may issue an unlimited number of shares.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency

                                                                            | 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period the Fund seeks to assert its rights.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

STATEMENT OF CASH FLOWS

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund's Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, paydown reclassifications, non-deductible excise tax paid, REIT dividends, foreign currency transactions and market discount reclassification adjustments were identified and reclassified among the components of the Fund's net assets as follows:

    UNDISTRIBUTED                    ACCUMULATED
NET INVESTMENT INCOME             NET REALIZED LOSS            PAID-IN CAPITAL
---------------------             ------------------           ---------------
      $216,019                        $(214,330)                  $(1,689)

20 |

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2005 and November 30, 2004 was as follows:

                                               NOVEMBER 30,      NOVEMBER 30,
                                                   2005              2004
                                               ------------      ------------
Distributions paid from:
  Ordinary Income                              $ 6,763,126      $ 6,362,697
  Long-Term Capital Gains                               --               --

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

     UNDISTRIBUTED               UNDISTRIBUTED
       ORDINARY                    LONG-TERM                  NET UNREALIZED
        INCOME                   CAPITAL GAINS                 DEPRECIATION*
     -------------               --------------               --------------
      $1,422,528                      $ --                     $(2,173,123)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at November 30, 2005, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                                        $  2,541,238
    Unrealized depreciation                                          (4,751,059)
                                                                   ------------
    Net unrealized depreciation                                    $ (2,209,821)
                                                                   ============

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                 YEAR OF                         CAPITAL LOSS
               EXPIRATION                        CARRYFORWARD
            -----------------                 ------------------
                  2006                           $    410,216
                  2007                             10,437,671
                  2008                             22,694,029
                  2009                             23,203,433
                  2010                              6,431,055
                  2013                                796,437
                                                 ------------
                                                 $ 63,972,841
                                                 ------------

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of November 30, 2005, post-October capital losses of $358,011 attributed to security transactions were deferred to December 1, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee at the annual rate of 0.65% of the Fund's average weekly net assets.

In addition, the Fund shall pay Columbia a monthly fee of 20% of the Fund's monthly "leverage income" (as that term is defined in the management contract). Effective November 1, 2005, Columbia has voluntarily agreed to waive this fee. In the event that the Fund's monthly leverage income is less than zero, then Columbia shall pay the Fund 20% of the Fund's monthly leverage income. For the year ended November 30, 2005, the Fund paid fees of $246,445 to Columbia under this agreement, which represents 0.31% annually of the Fund's average weekly net assets. This amount is included in "Investment advisory fee" on the Statement of Operations.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average weekly net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average weekly net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund account oversight and monitoring and certain other services. For the year ended November 30, 2005, the Fund's effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.094%.

                                                                            | 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended November 30, 2005, the Fund paid $1,581 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended November 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $67,774,925 and $73,879,860, respectively.

NOTE 6. LOAN AGREEMENT

At November 30, 2005, the Fund had term loans and a revolving loan outstanding with State Street, totaling $28,500,000. The term loans are comprised of a $15,000,000 loan which bears interest at 5.08% per annum, due August 25, 2006 and a $7,000,000 loan which bears interest at 5.20% per annum, due August 24, 2007. The revolving loan is a $6,500,000 floating rate loan, maturing on August 25, 2006. Interest is charged at a rate per annum equal to the London Interbank Offered Rate plus 0.80%. The interest rate at November 30, 2005 was 5.19375%. At November 30, 2005, the average daily loan balance was $28,913,699 at a weighted average interest rate of 3.86%. The Fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

NOTE 7. OTHER

During the year ended November 30, 2005, a trading error occurred in connection with the Fund entering into a foreign forward currency exchange contract in error. As a result, this position was subsequently closed at a loss of $805 and the Fund has been reimbursed by Columbia.

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement

22 |

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

November 30, 2005

and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the funds or their shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, the market price of fund shares could decline.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005.

                                                                            | 23

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:


                                                                                 ONE MONTH
                                                                                   ENDED
                                                       YEAR ENDED NOVEMBER 30,  NOVEMBER 30,          YEAR ENDED OCTOBER 31,
                                                       ----------------------   ------------    ----------------------------------
                                                          2005        2004        2003 (a)        2003        2002          2001
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    3.87    $    3.57     $   3.51      $   2.79    $   3.51      $   4.83
                                                       ---------    ---------     --------      --------    --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                   0.33         0.34         0.02          0.29        0.38(c)       0.51
Net realized and unrealized gain (loss)
    on investments and foreign currency                    (0.28)        0.26         0.07          0.75       (0.73)(c)     (1.26)
                                                       ---------    ---------     --------      --------    --------      --------
        Total from Investment Operations                    0.05         0.60         0.09          1.04       (0.35)        (0.75)
                                                       ---------    ---------     --------      --------    --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.32)       (0.30)       (0.03)        (0.30)      (0.36)        (0.55)
Return of capital                                             --           --           --         (0.02)      (0.01)        (0.02)
                                                       ---------    ---------     --------      --------    --------      --------
        Total Distributions Declared to Shareholders       (0.32)       (0.30)       (0.03)        (0.32)      (0.37)        (0.57)
                                                       ---------    ---------     --------      --------    --------      --------
NET ASSET VALUE, END OF PERIOD                         $    3.60    $    3.87     $   3.57      $   3.51    $   2.79      $   3.51
                                                       ---------    ---------     --------      --------    --------      --------
Market price per share                                 $    3.15    $    3.51     $   3.50      $   3.65    $   2.79      $   3.49
                                                       ---------    ---------     --------      --------    --------      --------
Total return -- based on market value (d)                  (1.63)%       9.24%       (3.40)%(e)    44.56%     (10.43)%      (14.26)%
                                                       ---------    ---------     --------      --------    --------      --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (f)                                      1.37%        1.48%        1.63%(g)      1.35%       1.25%         1.31%
Interest and amortization of deferred
    debt issuance expenses                                  1.42%        1.18%        1.38%(g)      2.00%       2.73%         2.98%
Total expenses (f)                                          2.79%        2.66%        3.01%(g)      3.35%       3.98%         4.29%
Net investment income (f)                                   8.79%        9.25%        7.82%(g)      9.18%      11.38%(c)     11.96%
Waiver/reimbursement                                        0.02%          --           --            --          --            --
Portfolio turnover rate                                       66%          80%           7%(e)        64%         54%           52%
Net assets, end of period (000's)                      $  75,662    $  81,229     $ 74,952      $ 73,623    $ 58,134      $ 72,353


(a)   The Fund changed its fiscal year end from October 31 to November 30.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002 was to increase the net investment income per share by $0.02, increase the net realized and unrealized loss per share by $0.02 and increase the ratio of net investment income to average net assets from 10.92% to 11.38%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(e)   Not annualized.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g)   Annualized.

24 |

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:


                                                                          YEAR ENDED OCTOBER 31,
                                                       -------------------------------------------------------------
                                                         2000         1999         1998          1997        1996
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    5.97    $    6.20    $    7.27     $    6.89   $    6.62
                                                       ---------    ---------    ---------     ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.67         0.70         0.70          0.70        0.70
    Net realized and unrealized gain (loss)
    on investments and foreign currency                    (1.10)       (0.23)       (1.08)         0.38        0.26
                                                       ---------    ---------    ---------     ---------   ---------
        Total from Investment Operations                   (0.43)        0.47        (0.38)         1.08        0.96
                                                       ---------    ---------    ---------     ---------   ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.69)       (0.70)       (0.69)        (0.70)      (0.69)
In excess of net investment income                         (0.02)          --           --            --          --
                                                       ---------    ---------    ---------     ---------   ---------
        Total Distributions Declared to Shareholders       (0.71)       (0.70)       (0.69)        (0.70)      (0.69)
                                                       ---------    ---------    ---------     ---------   ---------
NET ASSET VALUE, END OF PERIOD                         $    4.83    $    5.97    $    6.20     $    7.27   $    6.89
                                                       ---------    ---------    ---------     ---------   ---------
Market price per share                                 $    4.63    $    5.63    $    6.81     $    7.56   $    7.13
                                                       ---------    ---------    ---------     ---------   ---------
Total return -- based on market value (a)                  (6.12)%      (7.89)%      (0.74)%       16.97%      14.62%
                                                       ---------    ---------    ---------     ---------   ---------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (b)                                      0.92%        0.89%        0.88%         0.89%       0.98%
Interest and amortization of deferred
    debt issuance expenses                                  2.79%        2.48%        2.11%         1.96%       2.07%
Total expenses (b)                                          3.71%        3.37%        2.99%         2.85%       3.05%
Net investment income (b)                                  11.88%       10.82%        9.70%         9.63%      10.11%
Portfolio turnover rate                                       42%          44%          69%           92%         92%
Net assets, end of period (000's)                      $  98,333    $ 121,018    $ 124,480     $ 107,774   $  99,925


(a) Total return at market value assuming all distributions reinvested at price s calculated in accordance with the Dividend Reinvestment Plan.

(b) The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended October 31, 1997 which had a 0.01% impact.

                                                                            | 25

--------------------------------------------------------------------------------
LOAN AGREEMENT ASSET COVERAGE REQUIREMENTS
--------------------------------------------------------------------------------

                                                      ASSET COVERAGE
                           TOTAL AMOUNT               PER $1,000 OF
       DATE                OUTSTANDING                 INDEBTEDNESS
     ---------             ------------               --------------
     11/30/05              $28,500,000                    $3,655
     11/30/04               29,500,000                     3,754
     11/30/03               28,500,000                     3,630
     10/31/03               28,500,000                     3,583
     10/31/02               24,500,000                     3,373
     10/31/01               30,500,000                     3,372
     10/31/00               47,300,000                     3,079
     10/31/99               47,300,000                     3,558
     10/31/98               47,300,000                     3,632
     10/31/97               27,400,000                     4,933
     10/31/96               27,400,000                     4,647

26 |

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE TRUSTEES AND THE SHAREHOLDERS OF COLONIAL INTERMEDIATE HIGH INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, cash flows and changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Colonial Intermediate High Income Fund (the "Fund") at November 30, 2005, and the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 24, 2006

                                                                            | 27

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Fund generally distributes net investment income monthly and capital gains annually. Under the Fund's Dividend Reinvestment Plan (the "Plan") all distributions will be reinvested automatically in additional shares of the Fund, unless the shareholder elects to receive cash or the shares are held in broker or nominee name and a reinvestment service is not provided by the broker or nominee. All cash distributions will be mailed by check directly to the record holder by the dividend paying agent.

If the market price of the shares on the distribution payment date is equal to or greater than the net asset value, Plan participants will be issued shares at the higher of net asset value or 95% of the market price. The aggregate market value of the shares may constitute income to shareholders for federal income tax purposes. However, if the market price of the shares is less than the net asset value, shares will be bought as soon as practicable (but no more than 30 days after the distribution, except as may be required to comply with federal securities laws) in the open market for the accounts of Plan participants. If, during this purchase period, the market price surpasses the net asset value, the average per share price paid may exceed the asset value of the shares, resulting in the acquisition of fewer shares than if the distribution had been in newly-issued shares.

All Plan accounts receive written confirmations of all transactions. Shares purchased under the Plan are held in uncertificated form. Each shareholder's proxy includes shares purchased pursuant to the Plan. The automatic reinvestment of distributions does not relieve participants of any income tax payable on the distributions.

Fees and expenses of the Plan other than brokerage charges will be paid by the Fund. No brokerage charges are incurred on shares issued directly by the Fund. Participants will bear a pro-rata share of brokerage charges incurred on open market purchases.

A Plan participant may terminate his or her participation by written notice to the Plan agent. The Plan may be amended or terminated on 90 days written notice to the Plan participants. All correspondence concerning the Plan should be directed to Computershare, the Plan agent, by mail at P.O. Box 43010, Providence, RI 02940-3010 or by phone at 1-800-730-6001.

28 |

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.


      NAME, ADDRESS AND AGE,
       POSITION WITH FUNDS,
       YEAR FIRST ELECTED OR               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
       APPOINTED TO OFFICE (1)                         COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
DOUGLAS A. HACKER (Age 50)                 Executive Vice President-Strategy of United Airlines (airline) since December, 2002
c/o Columbia Management                    (formerly President of UAL Loyalty Services (airline) from September, 2001 to December,
Advisors, LLC                              2002; Executive Vice President and Chief Financial Officer of United Airlines from
One Financial Center                       July, 1999 to September, 2001; Senior Vice President-Finance from March, 1993 to July,
Boston, MA 02111                           1999). Oversees 83, Nash Finch Company (food distributor)
Trustee (since 1996)

JANET LANGFORD KELLY (Age 48)              Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March, 2005;
c/o Columbia Management                    Adjunct Professor of Law, Northwestern University, since September, 2004 (formerly
Advisors, LLC                              Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation
One Financial Center                       (consumer goods) from September, 2003 to March, 2004; Executive Vice
Boston, MA 02111                           President-Corporate Development and Administration, General Counsel and Secretary,
Trustee (since 1996)                       Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice
                                           President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999). Oversees 83,
                                           None

RICHARD W. LOWRY (Age 69)                  Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer,
c/o Columbia Management                    U.S. Plywood Corporation (building products manufacturer)). Oversees 89 (3), None
Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 1995)

CHARLES R. NELSON (Age 62)                 Professor of Economics, University of Washington, since January, 1976; Ford and Louisa
c/o Columbia Management                    Van Voorhis Professor of Political Economy, University of Washington, since September,
Advisors, LLC                              1993 (formerly Director, Institute for Economic Research, University of Washington from
One Financial Center                       September, 2001 to June, 2003); Adjunct Professor of Statistics, University of
Boston, MA 02111                           Washington, since September, 1980; Associate Editor, Journal of Money Credit and
Trustee (since 1981)                       Banking, since September, 1993; consultant on econometric and statistical matters.
                                           Oversees 83, None

JOHN J. NEUHAUSER (Age 63)                 Academic Vice President and Dean of Faculties since August, 1999, Boston College
c/o Columbia Management                    (formerly Dean, Boston College School of Management from September, 1977 to August,
Advisors, LLC                              1999). Oversees 89 (3), Saucony, Inc. (athletic footwear)
One Financial Center
Boston, MA 02111
Trustee (since 1985)


                                                                            | 29

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------


      NAME, ADDRESS AND AGE,
       POSITION WITH FUNDS,
       YEAR FIRST ELECTED OR               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
       APPOINTED TO OFFICE (1)                         COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)
PATRICK J. SIMPSON (Age 61)                Partner, Perkins Coie LLP (law firm). Oversees 83, None
c/o Columbia Management
Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)

THOMAS E. STITZEL (Age 69)                 Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College
c/o Columbia Management                    of Business, Boise State University); Chartered Financial Analyst. Oversees 83, None
Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 1998)

THOMAS C. THEOBALD (Age 68)                Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since
c/o Columbia Management                    September, 2004 (formerly Managing Director, William Blair Capital Partners (private
Advisors, LLC                              equity investing) from September, 1994 to September, 2004). Oversees 83, Anixter
One Financial Center                       International (network support equipment distributor); Ventas, Inc. (real estate
Boston, MA 02111                           investment trust); Jones Lang LaSalle (real estate management services) and Ambac
Trustee and Chairman of the Board (4)      Financial Group (financial guaranty insurance)
(since 1996)

ANNE-LEE VERVILLE (Age 60)                 Retired since 1997 (formerly General Manager, Global Education Industry, IBM
c/o Columbia Management                    Corporation (computer and technology) from 1994 to 1997). Oversees 83, Chairman of the
Advisors, LLC                              Board of Directors, Enesco Group, Inc. (designer, importer and distributor of giftware
One Financial Center                       and collectibles)
Boston, MA 02111
Trustee (since 1998)

RICHARD L. WOOLWORTH (Age 64)              Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The
c/o Columbia Management                    Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Advisors, LLC                              BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company).
One Financial Center                       Oversees 83, Northwest Natural Gas Co. (natural gas service provider)
Boston, MA 02111
Trustee (since 1991)

INTERESTED TRUSTEE
WILLIAM E. MAYER (2) (Age 65)              Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly
c/o Columbia Management                    Partner, Development Capital LLC from November 1996, to February, 1999). Oversees
Advisors, LLC                              89 (3) , Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider);
One Financial Center                       Reader's Digest (publishing); OPENFIELD Solutions (retail industry technology provider)
Boston, MA 02111
Trustee (since 1994)


(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

30 |

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------


    NAME, ADDRESS AND AGE,
 POSITION WITH COLUMBIA FUNDS,
     YEAR FIRST ELECTED OR
      APPOINTED TO OFFICE                                       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS,
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
CHRISTOPHER L. WILSON (Age 48)             Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since
One Financial Center                       September, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds
Boston, MA 02111                           since October, 2004; President and Chief Executive Officer of the Nations Funds since
President (since 2004)                     January, 2005; President of the Galaxy Funds since April, 2005; Director of Bank of
                                           America Global Liquidity Funds, PLC since May, 2005; Director of Banc of America
                                           Capital Management (Ireland), Limited since May, 2005; Director of FIM Funding, Inc.
                                           since January, 2005; Senior Vice President of Columbia Management Distributors, Inc.
                                           since January, 2005; Director of Columbia Management Services, Inc. since January, 2005
                                           (formerly Senior Vice President of Columbia Management from January, 2005 to August,
                                           2005; Senior Vice President of BACAP Distributors LLC from January, 2005 to July, 2005;
                                           President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from
                                           September, 1998 to August, 2004).

J. KEVIN CONNAUGHTON (Age 41)              Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe
One Financial Center                       Funds and All-Star Funds since December, 2000; Managing Director of the Advisor since
Boston, MA 02111                           September, 2005 (formerly Vice President of Columbia Management from April, 2003 to
Treasurer (since 2000)                     August, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds from
                                           February, 2004 to October, 2004; Chief Accounting Officer and Controller of the Liberty
                                           Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy
                                           Funds from September, 2002 to November, 2005 (formerly Treasurer from December, 2002 to
                                           December, 2004 and President from February, 2004 to December, 2004 of the Columbia
                                           Management Multi-Strategy Hedge Fund, LLC; Vice President of Colonial Management
                                           Associates, Inc. from February, 1998 to October, 2000).

MARY JOAN HOENE (Age 56)                   Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty
100 Federal Street                         Funds, Stein Roe Funds and All-Star Funds since August, 2004; Chief Compliance Officer
Boston, MA 02110                           of the Columbia Management Multi-Strategy Hedge Fund, LLC since August 2004; Chief
Senior Vice President and Chief            Compliance Officer of the BACAP Alternative Multi-Strategy Hedge Fund LLC since October
Compliance                                 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August,
Officer (since 2004)                       2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000;
                                           Vice President and Counsel, Equitable Life Assurance Society of the United States from
                                           April, 1998 to November, 1999).

MICHAEL G. CLARKE (Age 36)                 Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                       All-Star Funds since October, 2004; Managing Director of the Advisor since September,
Boston, MA 02111                           2005 (formerly Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
Chief Accounting Officer                   All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to
(since 2004)                               May, 2004; Vice President, Product Strategy & Development of the Liberty Funds and
                                           Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty
                                           Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to February, 2001;
                                           Audit Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

JEFFREY R. COLEMAN (Age 36)                Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds
One Financial Center                       since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services,
Boston, MA 02111                           Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February,
Controller (since 2004)                    2003 to September, 2004; Assistant Vice President of CDC IXIS Asset Management
                                           Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to
                                           February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. SCOTT HENDERSON (Age 46)                Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since December, 2004
One Financial Center                       (formerly Of Counsel, Bingham McCutchen from April, 2001 to September, 2004; Executive
Boston, MA 02111                           Director and General Counsel, Massachusetts Pension Reserves Investment Management
Secretary (since 2004)                     Board from September, 1997 to March, 2001).


                                                                            | 31

--------------------------------------------------------------------------------
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year. The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements: THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE FUNDS UNDER THE AGREEMENTS. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and
(iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements. INVESTMENT PERFORMANCE OF THE FUNDS AND COLUMBIA. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the

32 |

--------------------------------------------------------------------------------
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

THE COSTS OF THE SERVICES PROVIDED AND PROFITS REALIZED BY COLUMBIA AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUNDS. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In

                                                                            | 33

--------------------------------------------------------------------------------
BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)
--------------------------------------------------------------------------------

considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

OTHER FACTORS. The Trustees also considered other factors, which included but were not limited to the following:

o the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

o the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

o so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

o the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through November 30, 2006.

34 |

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                    PREPARED PURSUANT TO THE FEBRUARY 9, 2005
                           ASSURANCE OF DISCONTINUANCE
                              BETWEEN THE OFFICE OF
                     ATTORNEY GENERAL OF NEW YORK STATE AND
                     COLUMBIA MANAGEMENT ADVISORS, INC. AND
                        COLUMBIA FUNDS DISTRIBUTOR, INC.

                                OCTOBER 11, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. DUTIES OF THE INDEPENDENT FEE CONSULTANT

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ...
Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. SOURCES OF INFORMATION USED IN MY EVALUATION

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Columbia Funds and comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc.
("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

1 Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

                                                                            | 35

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5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. QUALIFICATIONS AND INDEPENDENCE

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. GENERAL CONSIDERATIONS

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG MANAGEMENT INTERVIEWS

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. TRUSTEES' FEE AND PERFORMANCE EVALUATION PROCESS

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

e. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

36 |

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SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT (CONTINUED)
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f. Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile
Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4. Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

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TRANSFER AGENT

--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Intermediate High Income Fund is:

Computershare
P.O. Box 43010
Providence, RI 02940-3010

The fund mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the fund.

Financial advisors who want additional information about the fund may speak to a representative at 800-426-3750.

A description of the fund's proxy voting policies and procedures is available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-730-6001. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available at www.columbiamanagement.com

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Certifications -- As required, on June 13, 2005, the fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

This report has been prepared for shareholders of Colonial Intermediate High Income Fund.

--------------------------------------------------------------------------------
COLONIAL INTERMEDIATE HIGH INCOME FUND    ANNUAL REPORT
--------------------------------------------------------------------------------

                                                SHC-42/92591-1105(01/06)05/9249

ITEM 2. CODE OF ETHICS.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $35,500                        $32,900

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $3,900                         $3,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                   2005                           2004
                                  $2,500                         $2,700

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns. Tax fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

                                   2005                           2004
                                    $0                             $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds

(collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.  REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2005 and November 30, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended November 30, 2005 and November 30, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended November 30, 2005 and November 30, 2004, there were no Audit-Related Fees, Tax Fees or All Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended November 30, 2005 and November 30, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth are each independent trustees and collectively constitute the entire Audit Committee.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated to Columbia Management Advisors, LLC (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

                                               Registrant Purchases of Equity Securities*

                                     (a)              (b)                     (c)                          (d)
                                                                        Total Number of             Maximum Number of
                                                                      Shares Purchased as          Shares that May Yet
            Period               Total Number    Average Price         Part of Publically          Be Purchased Under
                                  of Shares     Paid Per Share          Announced Plans           the Plans or Programs
--------------------------------------------------------------------------------------------------------------------------

06/01/05 through 06/30/05           15,399           $3.59                   15,399                        N/A

07/01/05 through 07/31/05           15,416           $3.59                   15,416                        N/A

08/01/05 through 08/31/05           15,493           $3.54                   15,493                        N/A

09/01/05 through 09/30/05           16,600           $3.30                   16,600                        N/A

10/01/05 through 10/31/05           16,707           $3.28                   16,707                        N/A

11/01/05 through 11/30/05           17,089           $3.20                   17,089                        N/A
--------------------------------------------------------------------------------------------------------------------------
Total                               96,704           $3.41                   96,704                        N/A
--------------------------------------------------------------------------------------------------------------------------

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Colonial Intermediate High Income Fund
            ------------------------------------------------------------------


By (Signature and Title)            /S/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 25, 2006
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /S/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 25, 2006
    --------------------------------------------------------------------------


By (Signature and Title)            /S/ J. Kevin Connaughton
                        ------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                January 25, 2006
    --------------------------------------------------------------------------